Exhibit 24.1
LIMITED POWER OF ATTORNEY FOR SECTION 16 REPORTING OBLIGATIONS


       The undersigned hereby constitutes and appoints Bradford D. Woloson the undersigned's true and lawful attorney-in-fact to:

      	(1)   	execute for and on behalf of the undersigned, in the undersigned's capacity as a director, officer and/or stockholder of a class of securities of Eloqua, Inc. (the "Company"), as the case may be, Forms 3, 4 and 5, and amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder;

      	(2)   	do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete and execute any such Form 3, Form 4 or Form 5, or amendments thereto, and timely file such form with the Securities and Exchange Commission and any stock exchange or similar authority; and

      	(3)   	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of, and transactions in, securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the Securities and Exchange Commission as a confirming statement of the authority stated herein.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of August, 2012.

JMI EQUITY FUND IV, L.P.

By: JMI Associates IV, L.L.C.
Its: General Partner

By:  /s/ Bradford D. Woloson
Name: Bradford D. Woloson
Title: Managing Member of the General Partner


Exhibit 24.2
LIMITED POWER OF ATTORNEY FOR SECTION 16 REPORTING OBLIGATIONS

       The undersigned hereby constitutes and appoints Bradford D. Woloson the undersigned's true and lawful attorney-in-fact to:

      	(1)   	execute for and on behalf of the undersigned, in the undersigned's capacity as a director, officer and/or stockholder of a class of securities of Eloqua, Inc. (the "Company"), as the case may be, Forms 3, 4 and 5, and amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder;

      	(2)   	do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete and execute any such Form 3, Form 4 or Form 5, or amendments thereto, and timely file such form with the Securities and Exchange Commission and any stock exchange or similar authority; and

      	(3)   	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of, and transactions in, securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the Securities and Exchange Commission as a confirming statement of the authority stated herein.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of August, 2012.


JMI EQUITY FUND IV(AI), L.P.

By: JMI Associates IV, L.L.C.
Its: General Partner

By:  /s/ Bradford D. Woloson
Name: Bradford D. Woloson
Title: Managing Member of the General Partner
Exhibit 24.3
LIMITED POWER OF ATTORNEY FOR SECTION 16 REPORTING OBLIGATIONS

       The undersigned hereby constitutes and appoints Bradford D. Woloson the undersigned's true and lawful attorney-in-fact to:

      	(1)   	execute for and on behalf of the undersigned, in the undersigned's capacity as a director, officer and/or stockholder of a class of securities of Eloqua, Inc. (the "Company"), as the case may be, Forms 3, 4 and 5, and amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder;

      	(2)   	do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete and execute any such Form 3, Form 4 or Form 5, or amendments thereto, and timely file such form with the Securities and Exchange Commission and any stock exchange or similar authority; and

      	(3)   	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of, and transactions in, securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the Securities and Exchange Commission as a confirming statement of the authority stated herein.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of August, 2012.

JMI ASSOCIATES IV, L.L.C.


By:  /s/ Bradford D. Woloson
Name: Bradford D. Woloson
Title: Managing Member